Exhibit 99.2
FIRST COMMERCE BANK
Consolidated Balance Sheets
March 31, 2006 and December 31, 2005
(Unaudited)

	March 31,	December 31,
	2006	2005
	(In Thousands)
Assets

Loans, less allowance for possible loan losses of $1,201,000 and $1,197,000, respectively	$99,738	$98,230
Securities held-to-maturity, at amortized cost (market value $2,493,000 and $2,524,000, respectively)	2,576	2,596
Securities available-for-sale, at market (amortized cost of $42,474,000 and $34,617,000, respectively)	41,464	33,790
Restricted equity securities	433	335
Interest-bearing deposit in financial institution	375	101
Federal funds sold	3,163	3,066

Total earning assets	147,749	138,118
Cash and due from banks	2,199	1,781
Bank premises and equipment, net	3,740	3,776
Accrued interest receivable	907	941
Deferred income taxes	523	446
Other assets	1,658	1,656

Total assets	$156,776	$146,718

Liabilities and Stockholders’ Equity
Deposits	$137,503	$132,513
Accrued interest payable	666	555
Accounts payable and other liabilities	349	561
Advances from Federal Home Loan Bank	5,000	—

Total liabilities	143,518	133,629

Stockholders’ equity:
Preferred stock, no par, authorized 20,000,000 shares	—	—
Common stock, $1 par value; authorized 20,000,000 shares, 1,273,488 and 1,271,948 shares issued and outstanding, respectively	1,273	1,272
Additional paid-in capital	11,465	11,448
Net unrealized loss on available-for-sale securities, net of taxes of $387,000 and $316,000, respectively	(623)	(511)
Retained earnings	1,143	880

Total stockholders’ equity	13,258	13,089

Total liabilities and stockholders’ equity	$156,776	$146,718

See accompanying notes to consolidated financial statements (unaudited).

FIRST COMMERCE BANK
Consolidated Statements of Earnings
Three Months Ended March 31, 2006 and 2005
(Unaudited)

	2006	2005
	(In Thousands,
	Except Per Share Amounts)
Interest income:
Interest and fees on loans	$1,763	$1,225
Interest and dividends on taxable securities	443	302
Interest on Federal funds sold	63	30
Interest on interest-bearing deposits in financial institutions	1	1

Total interest income	2,270	1,558

Interest expense:
Interest on negotiable order of withdrawal accounts	20	17
Interest on money market demand accounts	151	95
Interest on savings accounts	6	4
Interest on certificate of deposits over $100,000	481	276
Interest on certificates of deposits — other	328	177
Interest on Federal Home Loan Bank borrowings	59	—

Total interest expense	1,045	569

Net interest income before provision for possible loan losses	1,225	989
Provision for possible loan losses	18	37

Net interest income after provision for possible loan losses	1,207	952

Non-interest income:
Service charges on deposit accounts	55	32
Other fees and commissions	53	30
Fees on mortgage originations	29	48

Total other income	137	110

Non-interest expense:
Salaries and employee benefits	524	405
Occupancy expenses	55	41
Furniture and equipment expense	63	45
Professional fees	37	23
Data processing expense	114	71
Other operating expenses	125	102

Total other expenses	918	687

Earnings before income taxes	426	375
Income taxes	163	144

Net earnings	$263	$231

Basic earnings per common share	$.21	$.18

Diluted earnings per common share	$.19	$.18

See accompanying notes to consolidated financial statements (unaudited).

FIRST COMMERCE BANK
Consolidated Statements of Comprehensive Earnings (Loss)
Three Months Ended March 31, 2006 and 2005
(Unaudited)

	2006	2005
	(In Thousands)
Net earnings	$263	$231

Other comprehensive loss:
Unrealized losses on available-for-sale securities arising during period, net of taxes of $71,000 and $146,000, respectively	(112)	(236)

Other comprehensive loss	(112)	(236)

Comprehensive earnings (loss)	$151	$(5)

See accompanying notes to consolidated financial statements (unaudited).

FIRST COMMERCE BANK
Consolidated Statements of Cash Flows
Three Months Ended March 31, 2006 and 2005
Increase (Decrease) in Cash and Cash Equivalents
(Unaudited)

	2006	2005
	(In Thousands)
Cash flows from operating activities:
Interest received	$2,318	$1,456
Fees and commissions received	137	110
Interest paid	(934)	(536)
Cash paid to suppliers and employees	(899)	(352)
Income taxes paid	(343)	(144)

Net cash provided by operating activities	279	534

Cash flows from investing activities:
Increase in interest-bearing deposits in financial institutions	(274)	—
Proceeds from paydowns of held-to-maturity securities	20	28
Proceeds from paydowns of available-for-sale securities	605	505
Purchase of available-for-sale securities	(8,476)	(9,045)
Loans made to customers, net of repayments	(1,524)	(3,755)
Purchase of premises and equipment, net	(22)	(291)
Purchase of restricted equity security	(98)	(11)

Net cash used in investing activities	(9,769)	(12,569)

Cash flows from financing activities:
Net (decrease) increase in non-interest bearing, savings and NOW deposit accounts	(40)	2,749
Net increase in time deposits	5,030	3,571
Proceeds from sale of common stock issued pursuant to stock option plan	15	21
Net increase in FHLB borrowings	5,000	—

Net cash provided by financing activities	10,005	6,341

Net increase (decrease) in cash and cash equivalents	515	(5,694)

Cash and cash equivalents at beginning of period	4,847	9,345

Cash and cash equivalents at end of period	$5,362	$3,651

See accompanying notes to consolidated financial statements (unaudited).

FIRST COMMERCE BANK
Consolidated Statements of Cash Flows, Continued
Three Months Ended March 31, 2006 and 2005
Increase (Decrease) in Cash and Cash Equivalents
(Unaudited)

	2006	2005
	(In Thousands)
Reconciliation of net earnings to net cash provided by operating activities:
Net earnings	$263	$231
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	58	268
Amortization and accretion	14	13
Stock option compensation	3	—
Provision for loan losses	18	37
Decrease (increase) in interest receivable	34	(115)
Increase in deferred taxes	(6)	—
Increase (decrease) in interest payable and other liabilities	(101)	155
Increase in other assets	(4)	(55)

Total adjustments	16	303

Net cash provided by operating activities	$279	$534

Supplemental Schedule of Non-Cash Activities:

Unrealized loss in value of securities available-for-sale, net of taxes of $71,000 and $146,000, respectively	$(112)	$(236)

Non-cash transfers from loans to other real estate	$—	$167

See accompanying notes to consolidated financial statements (unaudited).

FIRST COMMERCE BANK
Notes to Consolidated Financial Statements
(Unaudited)
Basis of Presentation
The accompanying consolidated financial statements have been prepared, without audit, pursuant to the rules and regulations of the Federal Deposit Insurance Corporation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations.
In the opinion of management, the consolidated financial statements contain all adjustments and disclosures necessary to summarize fairly the financial position of First Commerce Bank (the “Bank”) as of March 31, 2006 and December 31, 2005 and the results of operations for the three months ended March 31, 2006 and 2005, comprehensive earnings (loss) for the three months ended March 31, 2006 and 2005, and changes in cash flows for the three months ended March 31, 2006 and 2005. The interim consolidated financial statements should be read in conjunction with the notes to the consolidated financial statements presented in the Bank’s December 31, 2005 consolidated financial statements. The results for interim periods are not necessarily indicative of results to be expected for the complete fiscal year.
Allowance for Loan Losses
Transactions in the allowance for loan losses were as follows:

	2006	2005
	(In Thousands)
Balance, January 1, 2006 and 2005	$1,197	$1,001
Add (deduct):
Losses charged to allowance	(15)	(3)
Recoveries credited to allowance	1	1
Provision for loan losses	18	37

Balance, March 31, 2006 and 2005	$1,201	$1,036

The provision for loan losses was $18,000 and $37,000 for the first three months of 2006 and 2005, respectively. The provision for possible loan losses represents a charge to earnings necessary, after loan charge-offs and recoveries, to maintain the allowance for possible loan losses at an appropriate level which is adequate to absorb estimated losses inherent in the loan portfolio. Such estimated losses arise primarily from the loan portfolio but may also be derived from other sources, including commitments to extend credit and standby letters of credit. The level of the allowance is determined on a quarterly basis using procedures which include: (1) categorizing commercial and commercial real estate loans into risk categories to estimate loss probabilities based primarily on the historical loss experience of those risk categories and current economic conditions; (2) analyzing significant commercial and commercial real estate credits and calculating specific reserves as necessary; (3) assessing various homogeneous consumer loan categories to estimate loss probabilities based primarily on historical loss experience; (4) reviewing unfunded commitments (classified as a liability if significant); and (5) considering various other factors, such as changes in credit concentrations, loan mix, and economic conditions which may not be specifically quantified in the loan analysis process.

FIRST COMMERCE BANK
Notes to Consolidated Financial Statements, Continued
(Unaudited)
Allowance for Loan Losses, Continued
The allowance for possible loan losses consists of an allocated portion and an unallocated, or general portion. The allocated portion is maintained to cover estimated losses applicable to specific segments of the loan portfolio. The unallocated portion is maintained to absorb losses which probably exist as of the evaluation date but are not identified by the more objective processes used for the allocated portion of the allowance due to risk of errors or imprecision. While the total allowance consists of an allocated portion and an unallocated portion, these terms are primarily used to describe a process. Both portions of the allowance are available to provide for inherent loss in the entire portfolio.
The allowance for possible loan losses is increased by provisions for possible loan losses charged to expense and is reduced by loans charged off net of recoveries on loans previously charged off. The provision is based on management’s determination of the amount of the allowance necessary to provide for estimated loan losses based on its evaluation of the loan portfolio. Determining the appropriate level of the allowance and the amount of the provision involves uncertainties and matters of judgment and therefore cannot be determined with precision. From time to time unscheduled developments, including requirements of regulatory agencies, may require additional contributions to the reserve.
Earnings Per Share
Statement of Financial Accounting Standards (SFAS) No. 128 “Earnings Per Share” establishes uniform standards for computing and presenting earnings per share. SFAS No. 128 replaces the presentation of primary earnings per share with the presentation of basic earnings per share and diluted earnings per share. The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the period. For the Bank the computation of diluted earnings per share begins with the basic earnings per share plus the effect of common shares contingently issuable from stock options.
The following is a summary of the components comprising basic and diluted earnings per share (EPS) for the three months ended March 31, 2006 and 2005:

(In Thousands, Except Share Amounts)	2006	2005
Basic EPS Computation:
Numerator – Net earnings for the period	$263	$231

Denominator – Weighted average number of common shares outstanding	1,273,240	1,257,100

Basic earnings per common share	$.21	$.18

Diluted EPS Computation:
Numerator – Net earnings for the period	$263	$231

Denominator:
Weighted average number of common shares outstanding	1,273,240	1,257,100
Effect of stock options	79,599	44,184

	1,352,839	1,301,284

Diluted earnings per common share	$.19	$.18

FIRST COMMERCE BANK
Notes to Consolidated Financial Statements, Continued
(Unaudited)
Stock Option Plan
In December, 2002 the Board of Directors of the Bank approved the First Commerce Bank 2002 Stock Option Plan (the “Plan”). The Plan provides for the granting of stock options, and authorizes the issuance of common stock upon the exercise of such options, for up to 146,666 shares of common stock to employees and organizers of the Bank and up to 73,334 shares of common stock for future use as decided by the Board of Directors. At March 31, 2006, 146,665 shares have been granted at $10.00 per share and 34,915 shares have been granted at $22.00 per share (1,352 shares have been forfeited and 23,488 shares have been exercised). Of these shares 107,643 are exercisable as of March 31, 2006.
Under the Plan, stock option awards may be granted in the form of incentive stock options or nonstatutory stock options, and are generally expected to be exercisable for up to ten years following the date such option awards are granted. Exercise prices of incentive stock options must be equal to or greater than 100% of the fair market value of the common stock on the grant date and generally vest at the end of four years. In general, the forfeited options are available for reissuance.
Statement of Financial Accounting Standards (SFAS) No. 123, “Accounting for Stock Based Compensation” as amended by SFAS No. 148, “Accounting for Stock-Based Compensation — Transition and Disclosure” sets forth the methods for recognition of cost of arrangements similar to those of the Bank. As is permitted, management has elected to account for the arrangement under the provisions of APB Opinion 25 and related Interpretations. However, under SFAS No. 123 and No. 148, the Bank is required to make proforma disclosures as if cost had been recognized in accordance with the pronouncement. Had compensation cost for the Bank’s stock option arrangement been determined based on the fair value at the grant dates for awards under the arrangement consistent with the method of SFAS No. 123, the Bank’s net earnings and basic earnings per common share and diluted earnings per common share would have been reduced to the proforma amounts indicated below. Proforma earnings for the three months ended March 31, 2006 were not reflected due to SFAS No. 123R being effective for the entire period.

		In Thousands, Except Per Share Amounts
		For the Period from
		January 1, 2005 to
		March 31, 2005
Net earnings	As Reported	$231
	Proforma	$229
Basic earnings per common share	As Reported	$.18
	Proforma	$.18
Diluted earnings per common share	As Reported	$.18
	Proforma	$.18

FIRST COMMERCE BANK
Notes to Consolidated Financial Statements, Continued
(Unaudited)
Stock Option Plan, Continued
In December, 2004, the Financial Accounting Standards Board (“FASB”) reissued Statement of Financial Accounting Standards No. 123R (revised 2004) (“SFAS”) related to share based payments. For First Commerce Bank the SFAS applies to the accounting for stock options. The substance of the revised statement is to require companies to record as an expense amortization of the fair market value of stock options determined as of the grant date. The offsetting credits is to additional paid-in capital unless there is an obligation to buy back the stock or exchange other assets for the stock. If such an obligation exists the offsetting credit would be to a liability account. First Commerce Bank adopted SFAS 123R on January 1, 2006 and does not expect the impact to be material to the financial condition or results of operations for the fiscal year ending December 31, 2006. For the three months ended March 31, 2006, the Bank recorded $3,000 in compensation expense related to stock options.

FIRST COMMERCE BANK
Consolidated Balance Sheets
June 30, 2006 and December 31, 2005
(Unaudited)

	June 30,	December 31,
	2006	2005
	(In Thousands)
Assets

Loans, less allowance for loan losses of $1,225 and $1,197, respectively	$103,757	98,230
Securities held-to-maturity, at amortized cost (market value $2,445 and $2,524, respectively)	2,556	2,596
Securities available-for-sale, at market (amortized cost of $42,333 and $34,617, respectively)	40,970	33,790
Restricted equity securities	479	335
Interest-bearing deposits in financial institutions	275	101
Federal funds sold	2,076	3,066

Total earning assets	150,113	138,118

Cash and due from banks	2,343	1,781
Bank premises and equipment, net	3,738	3,776
Accrued interest receivable	1,162	941
Deferred tax asset	664	446
Other assets	1,709	1,656

Total assets	$159,729	146,718

Liabilities and Shareholders’ Equity

Deposits	$140,458	132,513
Accrued interest payable	678	555
Accounts payable and other liabilities	226	561
Advances from Federal Home Loan Bank	5,000	—

Total liabilities	146,362	133,629

Shareholders’ equity:
Preferred stock, no par, authorized 20,000,000 shares	—	—
Common stock, $1 par value; authorized 20,000,000 shares, 1,274,538 and 1,271,948 shares issued and outstanding, respectively	1,275	1,272
Additional paid-in capital	11,478	11,448
Net unrealized loss on available-for-sale securities, net of taxes of $522 and $316, respectively	(841)	(511)
Retained earnings	1,455	880

Total shareholders’ equity	13,367	13,089

Total liabilities and shareholders’ equity	$159,729	146,718

See accompanying notes to consolidated financial statements (unaudited).

3

FIRST COMMERCE BANK
Consolidated Statements of Earnings
Three Months and Six Months Ended June 30, 2006 and 2005
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
	(Dollars In Thousands, Except Per Share Amounts)
Interest income:
Interest and fees on loans	$1,901	$1,340	$3,664	$2,565
Interest and dividends on taxable securities	509	350	948	650
Interest and dividends on restricted equity securities	5	2	9	4
Interest on interest bearing deposits in financial institutions	—	1	1	2
Interest on Federal funds sold	36	28	99	58

Total interest income	2,451	1,721	4,721	3,279

Interest expense:
Interest on negotiable order of withdrawal accounts	21	19	41	36
Interest on money market demand accounts	158	119	309	214
Interest on savings accounts	6	4	12	8
Interest on certificate of deposits over $100	574	336	1,055	612
Interest on certificate of deposits – other	383	211	711	388
Interest on Federal Home Loan Bank	61	—	118	—

Total interest expense	1,203	689	2,246	1,258

Net interest income before provision for loan losses	1,248	1,032	2,475	2,021

Provision for loan losses	24	45	42	82

Net interest income after provision for loan losses	1,224	987	2,433	1,939

Other income:
Service charges on deposit accounts	71	47	126	79
Other fees and commissions	73	35	126	64
Fees on mortgage originations	75	56	104	105

Total other income	219	138	356	248

Other expenses:
Salaries and employee benefits	548	446	1,074	851
Occupancy expenses	66	43	121	84
Furniture and equipment expense	68	58	131	103
Professional fees	40	26	77	49
Loss on sale of fixed assets	10	—	10	—
Data processing expense	122	84	236	155
Other operating expense	112	113	237	215

Total other expenses	966	770	1,886	1,457

Earnings before income taxes	477	355	903	730

Income taxes	165	130	328	274

Net earnings	$312	$225	$575	$456

Weighted average shares outstanding – basic	1,274,331	1,258,143	1,273,787	1,257,624
Weighted average shares outstanding – diluted	1,354,026	1,304,584	1,353,482	1,304,065

Basic earnings per common share	$.24	$.18	$.45	$.36

Diluted earnings per common share	$.23	$.17	$.42	$.35

See accompanying notes to consolidated financial statements (unaudited).

4

FIRST COMMERCE BANK
Consolidated Statements of Comprehensive Earnings (Loss)
Three and Six Months Ended June 30, 2006 and 2005
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Net earnings	$312	$225	$575	$456

Other comprehensive earnings (loss):
Unrealized (losses) gains on available-for-sale securities arising during period, net of taxes of $135, $63, $206 and $83, respectively	(218)	101	(330)	(135)

Other comprehensive earnings (loss)	(218)	101	(330)	(135)

Comprehensive earnings	$94	$326	$245	$321

See accompanying notes to consolidated financial statements (unaudited).

5

FIRST COMMERCE BANK
Consolidated Statements of Cash Flows
Six Months Ended June 30, 2006 and 2005
Increase (Decrease) in Cash and Cash Equivalents
(Unaudited)

	2006	2005
	(In Thousands)
Cash flows from operating activities:
Interest received	$4,522	$3,126
Fees and commissions received	326	248
Interest paid	(2,123)	(1,155)
Cash paid to suppliers and employees	(2,179)	(1,160)
Income taxes paid	(270)	(274)

Net cash provided by operating activities	276	785

Cash flows from investing activities:
Loans made to customers, net of repayments	(5,567)	(7,818)
Purchase of premises and equipment	(108)	(416)
Proceeds from paydowns of available-for-sale securities	1,234	1,159
Proceeds from paydowns of held-to-maturity securities	40	55
Purchase of available-for-sale securities	(8,976)	(11,052)
Calls, maturities, sales of available-for-sale securities	—	1,500
Calls, maturities, sales of held-to-maturity securities	—	1,000
Increase in interest-bearing deposit in financial institutions	(174)	(1)
Purchase of restricted equity securities	(140)	(42)
Proceeds from sale of fixed assets	16	—

Net cash used in investing activities	(13,675)	(15,615)

Cash flows from financing activities:
Net (decrease) increase in non-interest bearing, savings and NOW deposit accounts	(3,474)	4,319
Net increase in time deposits	11,419	9,829
Net increase in FHLB borrowings	5,000	—
Proceeds from sale of common stock issued pursuant to stock option plan	26	22

Net cash provided by financing activities	12,971	14,170

Net decrease in cash and cash equivalents	(428)	(660)

Cash and cash equivalents at beginning of period	4,847	9,345

Cash and cash equivalents at end of period	$4,419	$8,685

See accompanying notes to consolidated financial statements (unaudited).

6

FIRST COMMERCE BANK
Consolidated Statements of Cash Flows, Continued
Six Months Ended June 30, 2006 and 2005
Increase (Decrease) in Cash and Cash Equivalents
(Unaudited)

	2006	2005
	(In Thousands)
Reconciliation of net earnings to net cash provided by operating activities:
Net earnings	$575	$456
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	120	89
Amortization and accretion	26	26
Stock option compensation	7	—
Loss on sale of fixed assets	10	—
Increase in cash surrender value on bank owned life insurance	(30)	—
Provision for loan losses	42	82
FHLB stock dividends	(4)	(4)
Increase in interest receivable	(221)	(175)
Increase in interest payable	123	103
Increase in other assets	(25)	(55)
Increase in deferred taxes	(12)	—
Increase (decrease) in other liabilities	(335)	263

Total adjustments	(299)	329

Net cash provided by operating activities	$276	$785

Supplemental Schedule of Non-Cash Activities:

Unrealized loss in value of securities available-for-sale, net of taxes of $206 and $83, respectively	$(330)	$(135)

Non-cash transfer from loans to other real estate	$—	$167

See accompanying notes to consolidated financial statements (unaudited).

7

FIRST COMMERCE BANK
Notes to Consolidated Financial Statements
(Unaudited)
Basis of Presentation
The accompanying consolidated financial statements have been prepared, without audit, pursuant to the rules and regulations of the Federal Deposit Insurance Corporation. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations.
In the opinion of management, the consolidated financial statements contain all adjustments and disclosures necessary to summarize fairly the financial position of First Commerce Bank (the “Bank”) as of June 30, 2006 and December 31, 2005 and the results of operations for the three and six months ended June 30, 2006 and 2005, comprehensive earnings for the three and six months ended June 30, 2006, and 2005 and changes in cash flows for the six months ended June 30, 2006 and 2005. The interim consolidated financial statements should be read in conjunction with the notes to the consolidated financial statements presented in the Bank’s December 31, 2005 consolidated financial statements. The results for interim periods are not necessarily indicative of results to be expected for the complete fiscal year. Certain reclassifications have been made to 2005 and 2006 interim financial information for purposes of consistent presentation with the correct period.
Allowance for Loan Losses
Transactions in the allowance for loan losses were as follows:

	2006	2005
	(In Thousands)
Balance, January 1, 2006 and 2005, respectively	$1,197	$1,001
Add (deduct):
Losses charged to allowance	(15)	(13)
Recoveries credited to allowance	1	6
Provision for loan losses	42	82

Balance, June 30, 2006 and 2005, respectively	$1,225	$1,076

The provision for loan losses was $24,000 and $42,000 for the three and six months ended June 30, 2006, respectively. The provision for possible loan losses represents a charge to earnings necessary, after loan charge-offs and recoveries, to maintain the allowance for possible loan losses at an appropriate level which is adequate to absorb estimated losses inherent in the loan portfolio. Such estimated losses arise primarily from the loan portfolio but may also be derived from other sources, including commitments to extend credit and standby letters of credit. The level of the allowance is determined on a quarterly basis using procedures which include: (1) categorizing commercial and commercial real estate loans into risk categories to estimate loss probabilities based primarily on the historical loss experience of those risk categories and current economic conditions; (2) analyzing significant commercial and commercial real estate credits and calculating specific reserves as necessary; (3) assessing various homogeneous consumer loan categories to estimate loss probabilities based primarily on historical loss experience; (4) reviewing unfunded commitments; and (5) considering various other factors, such as changes in credit concentrations, loan mix, and economic conditions which may not be specifically quantified in the loan analysis process.

8

FIRST COMMERCE BANK
Notes to Consolidated Financial Statements, Continued
(Unaudited)
Allowance for Loan Losses, Continued
The allowance for loan losses consists of an allocated portion and an unallocated, or general portion. The allocated portion is maintained to cover estimated losses applicable to specific segments of the loan portfolio. The unallocated portion is maintained to absorb losses which probably exist as of the evaluation date but are not identified by the more objective processes used for the allocated portion of the allowance due to risk of errors or imprecision. While the total allowance consists of an allocated portion and an unallocated portion, these terms are primarily used to describe a process. Both portions of the allowance are available to provide for inherent loss in the entire portfolio.
The allowance for loan losses is increased by provisions for loan losses charged to expense and is reduced by loans charged off net of recoveries on loans previously charged off. The provision is based on management’s determination of the amount of the allowance necessary to provide for estimated loan losses based on its evaluation of the loan portfolio. Determining the appropriate level of the allowance and the amount of the provision involves uncertainties and matters of judgment and therefore cannot be determined with precision. From time to time unscheduled developments, including requirements of regulatory agencies, may require additional contributions to the reserve.
Earnings Per Share
Statement of Financial Accounting Standards (SFAS) No. 128 “Earnings Per Share” establishes uniform standards for computing and presenting earnings per share. SFAS No. 128 replaces the presentation of primary earnings per share with the presentation of basic earnings per share and diluted earnings per share. The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the period. For the Bank the computation of diluted earnings per share begins with the basic earnings per share plus the effect of common shares contingently issuable from stock options.
The following is a summary of the components comprising basic and diluted earnings per share (EPS) for the three and six months ended June 30, 2006 and 2005:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
	(In Thousands, Except Share and Per Share Amounts)
Basic EPS Computation:
Numerator – Net earnings for the period	$312	225	$575	456

Denominator – Weighted average number of common shares outstanding	1,274,331	1,258,143	1,273,787	1,257,624

Basic earnings per common share	$.24	.18	$.45	.36

Diluted EPS Computation:
Numerator – Net earnings for the period	$312	225	$575	456

Denominator:
Weighted average number of common shares Outstanding	1,274,331	1,258,143	1,273,787	1,257,624
Effect of stock options	79,695	46,441	79,695	46,441

	1,354,026	1,304,584	1,353,482	1,304,065

Diluted earnings per common share	$.23	.17	$.42	.35

9

FIRST COMMERCE BANK
Notes to Consolidated Financial Statements, Continued
(Unaudited)
Stock Option Plan
           In December, 2002, the Board of Directors of the Bank approved the First Commerce Bank 2002 Stock Option Plan (the “Plan”). The Plan provides for the granting of stock options, and authorizes the issuance of common stock upon the exercise of such options, for up to 146,666 shares of common stock to employees and organizers of the Bank and up to 73,334 shares of common stock for future use as decided by the Board of Directors. At June 30, 2006, options to purchase 146,665 shares have been granted at $10.00 per share and options to purchase 34,915 shares have been granted at $22.00 per share (1,352 options have been forfeited and 24,538 options have been exercised). Of these options, 106,593 are exercisable as of June 30, 2006.
           Under the Plan, stock option awards may be granted in the form of incentive stock options or nonstatutory stock options, and are generally expected to be exercisable for up to ten years following the date such option awards are granted. Exercise prices of incentive stock options must be equal to or greater than 100% of the fair market value of the common stock on the grant date and generally vest at the end of four years. In general, the forfeited options are available for reissuance.
           Statement of Financial Accounting Standards (SFAS) No. 123, “Accounting for Stock Based Compensation”, as amended by SFAS No. 148, “Accounting for Stock-Based Compensation — Transition and Disclosure” sets forth the methods for recognition of cost of arrangements similar to those of the Bank. As is permitted, management has elected to account for the arrangement under the provisions of APB Opinion 25 and related Interpretations. However, under SFAS No. 123 and No. 148, the Bank is required to make proforma disclosures as if cost had been recognized in accordance with the pronouncement. Had compensation cost for the Bank’s stock option arrangement been determined based on the fair value at the grant dates for awards under the arrangement consistent with the method of SFAS No. 123, the Bank’s net earnings and basic earnings per common share and diluted earnings per common share would have been reduced to the proforma amounts indicated below. Proforma earnings for the three and six months ended June 30, 2006 were not reflected due to SFAS No. 123R being effective for the entire period.

		(In Thousands, Except Per Share Amounts)
		Three	Six
		Months	Months
		Ended	Ended
		June 30,	June 30,
		2005	2005
Net earnings	As Reported	$225	$456
	Proforma	$223	$452

Basic earnings per common share	As Reported	$.18	$.36
	Proforma	$.18	$.36

Diluted earnings per common share	As Reported	$.17	$.35
	Proforma	$.17	$.35

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FIRST COMMERCE BANK
Notes to Consolidated Financial Statements, Continued
(Unaudited)
Stock Option Plan, Continued
           In December, 2004, the Financial Accounting Standards Board (“FASB”) reissued Statement of Financial Accounting Standards No. 123 (revised 2004) (“SFAS 123R”) related to share based payments. For First Commerce Bank SFAS 123R applies to the accounting for stock options. The substance of the revised statement is to require companies to record as an expense amortization of the fair market value of stock options determined as of the grant date. The offsetting credits is to additional paid-in capital unless there is an obligation to buy back the stock or exchange other assets for the stock. If such an obligation exists the offsetting credit would be to a liability account. The Bank adopted SFAS 123R on January 1, 2006 and does not expect the impact to be material to the financial condition or results of operations for the fiscal year ending December 31, 2006. For the three and six months ended June 30, 2006, the Bank had $4,000 and $7,000 in compensation expense related to stock options.

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